                                                                   EXHIBIT 10.24


            SECOND AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF
                        HOB MARINA CITY PARTNERS, L.P.


        This Second Amendment of Limited Partnership ("Second Amendment") is entered into as of the ____th day of____, 1997, by and among HOB Marina City, Inc., a Delaware Corporation, as General Partner, and Marks Theater Investment, L.L.C., an Illinois limited liability Company ("Marks"), the successor-in-interest to Niki Development Corp., an Illinois corporation ("Niki"), Platinum Blues Chicago, L.L.C., an Illinois limited liability company ("Platinum")and HOB Chicago, Inc., a Delaware corporation ("HOB") as Limited Partners.

        For and in consideration of One and No/100 dollars ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereby recite and agree as follows:

        1. Recitals.
           --------

           (a) Partnership Agreement. The parties hereto formed a partnership
               ---------------------
               pursuant to Agreement of Limited Partnership of HOB Marina City Partners, L.P. ("Partnership Agreement") dated as of January 29, 1996.

           (b) Definitions. The capitalized terms contained in this Second
               -----------
               Amendment and not otherwise specifically defined herein shall have the same meaning as is ascribed to them in the Partnership Agreement. All references in the Partnership Agreement to Niki shall be deemed to refer to Marks.

           (c) Amendment. The parties have agreed to amend the Partnership
               ---------
               Agreement as hereinafter set forth, and are entering into this Second Amendment to effectuate such amendments.

        2. Definition. Article I of the Partnership Agreement is hereby amended
           ----------
           to add the following new definition as follows:

        "Single Purpose Entity" shall mean a person, other than an individual, estate or unincorporated association, which:

            (a) has not engaged and shall not engage in any business unrelated to the management and ownership of the Mortgaged Property (or to the ownership of a person which owns the Mortgaged Property);

            (b) has not owned and will not own any assets other than those related to the Mortgaged Property (or to the ownership of a person which owns the Mortgaged Property);

            (c) shall not, without the unanimous consent of the Independent Director, as defined below, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings;

            (d) has not dissolved and shall not dissolve, liquidate, consolidate, merge, or sell all or substantially all of its assets or amend the purpose of its organizational documents with respect to its purpose or any other provision designed to ensure Single Purpose Entity status;

            (e) has had and shall have an Independent Director;

            (f) shall not incur any debt, other than accounts and unsecured obligations incurred with respect to the operation of the Mortgaged Property in the ordinary course of business;

            (g) has corrected and shall correct any known misunderstanding regarding its separate identity;

            (h) has maintained and shall maintain its accounts separate from any other person;

            (i) has maintained and shall maintain its books, records, resolutions and agreements as official records;

            (j) has not commingled and shall not commingle its funds or assets with those of any other person;

            (k) has conducted and shall conduct its own business in its own name;

            (l) has maintained and shall maintain its financial statements, accounting records and other entity documents separate from any other person;

            (m) has paid and shall pay its own liabilities out of its own funds or assets;

            (n) has observed and shall observe all entity formalities;

            (o) has not guaranteed or become obligated and shall not guarantee or become obligated for the debts of any other person and has not held and will not hold out its credit as being available to satisfy the obligations of others;

            (p) has not acquired and shall not acquire obligations or securities of its affiliates;

            (q) has allocated and shall allocate fairly and reasonably any overhead for shared office space and use separate stationery, invoices, and checks;

            (r) has not pledged and shall not pledge its assets for the benefit of any other person;

            (s) has held and shall hold itself out as a separate and distinct entity under its own name and not as a division or part of any other person;

            (t) has not made and shall not make loans to any person;

            (u) has maintained and shall maintain adequate capital for its normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

            (v) has not identified and shall not identify its owners or any affiliates as a division or part of it;

            (w) has not entered and shall not enter into or be a party to, any transaction with its owners or its affiliates except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party.

     All capitalized terms which are not defined herein shall have the meaning stated in the Loan Agreement by and between Carbon Capital Mortgage Partners, L.P., as Lender, and HOB Marina City Partners, L.P., as Borrower, executed May 2, 1997.

     3. General Authority of General Partner. Article V of the Partnership
        ------------------------------------
        Agreement is hereby amended to renumber the current subsection (c) of
        Section 5.2 to subsection (d) and to add a new subsection (c) as follows:

            (c) to take any and all actions necessary to maintain the
                Partnership's status as a Single Purpose Entity.

     4. Counterparts. This Second Amendment may be executed in multiple
        ------------
        counterparts, each of which shall be an original, but all of which shall constitute one instrument.

     5. Other Terms. Except as specifically modified hereby, all other terms,
        -----------
        conditions and provisions of the Partnership Agreement shall remain in full force and effect as of the date thereof.

     6. Binding Effect. This agreement shall be binding upon and inure to the
        --------------
        benefit of the parties hereto and their respective successors and assigns.


        (Signature Page immediately follows.)

                                   GENERAL PARTNER:

                                         HOB MARINA CITY, INC., a Delaware
                                         corporation

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


                                   LIMITED PARTNERS:

                                         MARKS THEATER INVESTMENT, L.L.C., an
                                         Illinois limited liability company

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         PLATINUM BLUES CHICAGO, L.L.C.,
                                         an Illinois limited liability company

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------


                                         HOB CHICAGO, INC.,
                                         a Delaware corporation

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

(Signature Page for Second Amendment to Agreement of Limited Partnership of HOB Marina City Partners, L.P.)